United States
                       Securities and Exchange Commission
                              Washington, DC 20549






                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) June 17, 2004
                                                          -------------

                            Lakeland Industries, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                0-15535                  13-3115216
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)

                 711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (631) 981-9700
                                                           --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure


     On June 17, 2004, Lakeland Industries, Inc. ("Lakeland") issued a press release announcing Lakeland's public offering of 1,205,000 shares of its common stock, including 105,000 shares to be sold by certain of Lakeland's directors, plus up to an additional 180,750 shares to be sold by Lakeland upon exercise of an over-allotment option. The full text of the release is attached as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements:

          None.

     (b)  Pro Forma Financial Information:

          None.

     (c)  Exhibits:


          99.1 Press Release dated June 17, 2004 issued by Lakeland Industries, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LAKELAND INDUSTRIES, INC.


Date: June 17, 2004             By:  /s/ Christopher J. Ryan
                                     -------------------------------------------
                                     Christopher J. Ryan
                                     Chief Executive Officer, President, General
                                     Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit
Number                             Description
=======   ======================================================================

 99.1 Press release issued by Lakeland Industries, Inc., dated June 17, 2004, titled "Lakeland Industries Announces Offering of Common Stock."